Income Taxes	12 Months Ended
Dec. 31, 2020
Income Tax Disclosure [Abstract]
Income Taxes
10. Income Taxes
For financial reporting purposes, loss before provision for income taxes includes the following (in thousands):

	Year Ended December 31,
	2020	2019
Domestic	$(16,934)	$(71,644)
Foreign	(1,053)	(330)

Loss before provision for income taxes	$(17,987)	$(71,974)

The components of the provision for income taxes consisted of the following (in thousands):

	Year Ended December 31,
	2020	2019
Current:
Federal	$—	$—
State	127	90
Foreign	—	—
Total current provision	127	90
Deferred:
Federal	—	—
State	—	—
Foreign	—	—
Total deferred provision	—	—

Total expense	$127	$90

Income tax provision related to continuing operations differs from the amounts computed by applying the statutory income tax rate of 21% to pretax loss as follows (in thousands):

	Year Ended December 31,
	2020	2019
Tax at statutory rate	$(3,777)	$(15,115)
State taxes, net of federal benefits	(364)	(2,690)
Change in valuation allowance	3,948	16,560
Stock-based compensation	698	1,471
Warrant compensation	(403)	—
Other, net	25	(136)

Total	$127	$90

The components of deferred tax assets and liabilities are as follows (in thousands):

	December 31,
	2020	2019
Deferred tax assets:
Net operating loss carryforwards	$44,342	$39,990
Reserves and accruals	68	163
Stock-based compensation	732	283
Inventory	211	315
Other intangibles	52	—
Deferred revenue	33	—
Other deferred tax assets	378	274

Total gross deferred tax assets	45,816	41,025
Less valuation allowance	(44,576)	(40,496)

Total deferred tax assets	1,240	529
Deferred tax liabilities:
Fixed assets	(1,206)	(321)
Other deferred tax liabilities	(34)	(208)

Total deferred tax liabilities	(1,240)	(529)

Net deferred tax assets	$—	$—

The Company determines its valuation allowance on deferred tax assets by considering both positive and negative evidence to ascertain whether it is more likely than not that deferred tax assets will be realized. Realization of deferred tax assets is dependent upon the generation of future taxable income, if any, the timing and amount of which are uncertain. Due to the Company’s history of losses, the Company believes that it is not more likely than not that all of the deferred tax assets can be realized as of December 31, 2020 and 2019. Accordingly, the Company has recorded a full valuation allowance against its deferred tax assets. The valuation allowance increased by $4.1 million and $17.4 million, during the years ended December 31, 2020 and 2019, respectively.
As of December 31, 2020, the Company has $164.1 million, $119.8 million, and $1.6 million in federal, state, and foreign loss carryforwards (not tax effected), respectively, of which $157.9 million, $14.9 million, and $1.2 million in federal, state, and foreign loss carryforwards, respectively, do not expire. The remaining federal and state loss carryforwards begin to expire in 2037 and 2023, respectively.
Internal Revenue Code Sections 382 and 383 place a limitation on the amount of taxable income that can be offset by carryforward tax attributes, such as net operating losses or tax credits, after a change in control. Generally, after a change in control, a loss corporation cannot deduct carryforward tax attributes in excess of the limitation prescribed by Sections 382 and 383. Therefore, certain of the Company’s carryforward tax attributes may be subject to an annual limitation regarding their utilization against taxable income in future periods. As a result of issuances of different classes of preferred stock to investors in 2017, 2018, and 2019, the Company triggered “ownership change(s)” as defined in Section 382 and related provisions. The Company believes that some of its net operating losses may be limited by these ownership changes but that any limitation would not have a significant impact to the financial statements since there is no utilization of the net operating losses and a full valuation allowance exists against the net operating losses. Subsequent ownership changes may subject the Company to annual limitations of its net operating losses. Such annual limitation could result in the expiration of the net operating loss and credit carryforwards before utilization.
The Company has incurred net operating losses since inception, and it does not have any significant unrecognized tax benefits. The Company’s policy is to include interest and penalties related to unrecognized tax benefits, if any, within the provision for taxes on the consolidated statement of operations. Any adjustments to the Company’s uncertain tax positions would result in an adjustment of its net operating loss and valuation allowance rather than resulting in an impact to the effective tax rate. It is not expected that there will be any material change in the unrecognized tax benefits within the next 12 months.
The Company files income tax returns in the U.S., United Kingdom, and various state and local jurisdictions. Due to the net operating loss carryforward, the statute of limitations is open for 2017 and forward for all jurisdictions, none of which are currently under examination by any tax authorities.